Exhibit 99.1

Citrix To Expand Access Platform with Acquisition of NetScaler; Citrix Aggressively Driving Its Strategy to Enable the Best Access Experience for Every User and Every Application -- Everywhere

    FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--June 2, 2005--Citrix Systems, Inc. (Nasdaq: CTXS), the global leader in access infrastructure solutions, today announced it has signed a definitive agreement to acquire privately held NetScaler, Inc., a global leader in high-performance application networking. The transaction is valued at approximately
$300 million in cash and stock, plus the assumption of approximately
$23 million in unvested stock options. The deal is expected to close in the third quarter of 2005 subject to customary closing conditions including shareholder and regulatory approvals.
    NetScaler, founded in 1998, is based in San Jose, Calif., and has approximately 200 employees, with research and development teams in Silicon Valley and India. The company pioneered the market for next-generation application networking acceleration and initially rose to prominence in the Internet market, delivering technology to top companies such as Google, Amazon, Dow Jones, Earthlink, E rade, MSN and Ticketmaster. Today, NetScaler estimates that up to 75 percent of all Internet users go through a NetScaler system each day. NetScaler now has more than 500 enterprise customers and over 3,000 deployments of its award-winning products, including Fortune 500 leaders Merrill
Lynch, JC Penney, 7-Eleven, Blue Cross, Ford and United Airlines, and is consistently ranked number one in both performance and customer satisfaction.
    "This is an exciting acquisition for Citrix," said Mark Templeton, president and chief executive officer for Citrix. "We're aggressively pursuing the strategy we outlined in early 2003 to expand into high-growth markets adjacent to the access infrastructure market through building and acquiring best of breed access infrastructure technologies.
    "With this acquisition, our existing customers will further lower costs and increase the performance of their Citrix Presentation Server systems, and we'll be able to offer greater performance and lower costs for customers deploying Web-based applications and services.
    "NetScaler extends our best access experience value for the entire range of Web-based applications, including enterprise, browser-based, XML Web services, and others. And, with NetScaler accelerators, Citrix customers can significantly optimize their entire set of legacy, client/server, or three-tier applications delivered on our Presentation Server system," said Templeton.
    "By adding NetScaler products to the Citrix Access Platform, we are the only company offering a complete system that provides end users with the best access experience and delivers cost-saving benefits to IT staffs through reduced overhead, enhanced security and increased manageability of all enterprise applications and resources."

    Bringing a New Level of Intelligence to OSI (Open System
Interconnection) Layers 4-7

    NetScaler products will extend the Citrix Access Platform and provide a range of application networking solutions. Application networking is a fast-growing, emerging segment of the overall networking market expected to grow to about $3 billion by 2007 according to market research. Unlike traditional networking products that focus on the underlying connectivity between systems and networks, application networking solutions provide application layer intelligence called "application fluency." This ensures that every user receives the best possible access experience based on their role, device, network and location, as well as the specific application or service being accessed. And IT organizations can reduce the overall costs in their data centers by reducing network overhead and the number of servers needed to run enterprise applications.
    While some traditional networking products may be "application-aware," only application networking products can make networks truly "application-fluent."
    In addition, with NetScaler adding to the built-in intelligence of the system, the Citrix Access Platform will dynamically choose the best possible delivery method for each access session, automatically sensing and responding appropriately to each user's access scenario to deliver the best access experience.

    Strong Execution on Citrix's Growth Strategy

    In 2004, Citrix completed two acquisitions as part of its strategy to drive growth by offering the industry's most complete, integrated access platform. In the first quarter, Citrix acquired Expertcity, now the Citrix Online division, moving the company into the real-time collaboration, desktop access and on-demand assistance markets. In the fourth quarter, Citrix acquired Net6, now the Citrix Gateways division, extending Citrix's reach in the SSL VPN (secure socket layer virtual private network) and IP (internet protocol) telephony markets.
    "This is a great move for Citrix and a great fit for NetScaler. Both companies are committed to making customers successful and improving the experience for end users accessing any application," said B.V. Jagadeesh, president and chief executive officer for NetScaler. "Our combined teams will be a powerful force in providing the infrastructure required for intelligently controlling access and delivery of any application or resource based on the end-user's scenario. Further, we expect that the demand for NetScaler products will grow significantly as we leverage Citrix's 5,000 plus resellers in more than 100 countries - one of the most loyal and well developed channels in the industry."
    "NetScaler will bring to Citrix key leadership, award-winning products and critical competencies in the areas of networking and security," added Templeton. "Further, the NetScaler business culture is a great fit with Citrix in terms of shared values, a passion for customer success and a desire to deliver complete end-to-end access solutions for on-demand computing. The NetScaler team will give Citrix increased presence in Silicon Valley and the ability to attract top industry talent in the Bay Area to keep pace with our plans for continued rapid growth."

    Terms of the Deal

    Under terms of the definitive agreement, Citrix will acquire NetScaler for approximately $300 million, payable in approximately 45 percent cash and 55 percent stock. Citrix will also assume approximately $23 million in unvested options. Assuming the transaction closes as expected, the transaction is expected to result in approximately a $5 million to $6 million expense charge for in-process research and development (IPR&D) in the third quarter, which equates to approximately $0.02 to $0.03 per share on a GAAP basis. The remaining purchase consideration will be allocated among acquired net tangible and intangible assets and goodwill.
    For the three months ended September 30, 2005, the transaction is expected to add $5 million to $6 million in revenue and is expected to be $0.06 to $0.07 dilutive to Citrix's earnings per share on a GAAP basis, and $0.02 to $0.03 on an adjusted basis to exclude the effects of amortization of intangible assets, write-off of IPR&D and compensation expense.
    For the three months ended December 31, 2005, the transaction is expected to add $10 million to $12 million in revenue and is expected to be $0.05 to $0.06 dilutive to Citrix's earnings per share on a GAAP basis, and $0.02 to $0.03 on an adjusted basis to exclude the effects of amortization of intangible assets and compensation expense.
    For 2006, the transaction is expected to add between $58 million and $60 million in revenue. In the first half of 2006, the transaction is expected to be $0.11 to $0.12 dilutive to Citrix's earnings per share on a GAAP basis, and $0.05 to $0.06 dilutive to earnings on an adjusted basis to exclude the effects of amortization of intangible assets and compensation expense. In the second half of 2006, we expect the acquisition to be dilutive on a GAAP basis and neutral to accretive to earnings on an adjusted basis.
    The acquisition has been unanimously approved by the board of directors of each company. The acquisition is expected to close during the third quarter of 2005 and is subject to closing conditions including regulatory review and approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval by the stockholders of NetScaler and other customary conditions.
    NetScaler will continue to operate in San Jose, Calif. as the Application Networking Group, and will be led by B.V. Jagadeesh, reporting to Citrix CEO Mark Templeton.

    Conference Call Information

    Citrix will host a conference call at 8:00 a.m. Eastern Time, June 2, 2005, to discuss the terms of the transaction and the company's strategy regarding the acquisition. The call will be webcast with supporting slides at http://www.citrix.com/investors. The conference call may also be accessed by dialing (888) 799-0519 or (706) 634-0155, using passcode Citrix. A replay of the webcast can be viewed by visiting the investor relations section of the Citrix corporate Web site at http://www.citrix.com/investors through June 30, 2005. In addition, an audio replay of the conference call will be available through June 9, 2005, by dialing (800) 642-1687 or (706) 645-9291, using passcode 6814597.

    About Citrix

    Citrix Systems, Inc. (Nasdaq:CTXS) is the global leader in access infrastructure and the most trusted name in secure access. More than 160,000 organizations around the world use the Citrix Access Platform to provide secure, well-managed access to business information wherever it lives - on demand. Citrix customers include 100% of the Fortune 100 companies, 99% of the Fortune 500 and 97% of the Fortune Global 500, as well as hundreds of thousands of smaller businesses and individuals. Based in Fort Lauderdale, Florida, Citrix has offices in 22 countries and approximately 6,200 channel and alliance partners in more than 100 countries. For more information visit www.citrix.com.

    For Citrix Investors

    This release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements concerning the proposed acquisition; statements concerning the terms and timing of the acquisition; statements concerning the application networking and access infrastructure markets, integration plans, customers, products and technology; statements concerning expectations as to demand for growth of the products; statements concerning expectations as to market growth; statements concerning revenue, earnings per share and expenses; and statements concerning management's plans, objectives, strategies and assessment of market factors, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. The risks and uncertainties include, without limitation, the possibility that the proposed acquisition will not close; that the closing may be delayed or that the companies may be required to modify aspects of the acquisition to close the acquisition; the satisfaction of closing conditions to the acquisition; the reaction of customers of Citrix and NetScaler to the acquisition; Citrix's timing and ability to successfully integrate NetScaler's products, operations (including migration of NetScaler to Citrix's systems and controls) and employees; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's and NetScaler's products; the failure by Citrix to retain key employees of NetScaler; failure to further develop and successfully market NetScaler's technology and products; failure to achieve anticipated revenues; and costs related to the acquisition. More information about potential factors that could affect Citrix's business and financial results is included in Citrix's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, including (without limitation) under the captions "Certain Factors Which May Affect Future Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are on file with the Securities and Exchange Commission and available at the Security and Exchange Commission's website at http://www.sec.gov. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

    Citrix(R) and Citrix Presentation Server(TM) are registered trademarks or trademarks of Citrix Systems, Inc. in the U.S. and other countries. NetScaler (TM) is a trademark of NetScaler, Inc.


   Use of Non-GAAP Financial Measures and Reconciliation of Non-GAAP
          Financial Measures to Comparable U.S. GAAP Measures
                              (Unaudited)


    This press release contains non-GAAP financial measures as defined by SEC Regulation G. We utilize certain non-GAAP financial measures to evaluate our performance. We consider these measures important indicators of our success. In addition, we provide these non-GAAP measures of the company's performance to investors to enable them to better compare our results of operations against financial models prepared by the company's investors and securities analysts. These non-GAAP financial measures should not be construed as superior to GAAP financial measures, nor should these measures be considered an alternative to measurements required by accounting principles generally accepted in the United States, such as net income and earnings per share, and should not be considered measures of our liquidity. In addition, our non-GAAP financial measures may not be comparable to similar measures reported by other companies. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed in this press release and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure can be found on the Investor Relations page of the Citrix corporate web site at http://www.citrix.com/investors.

    The following table reconciles the non-GAAP financial measure used in this release to the most comparable U.S. GAAP measure for the respective periods:



  Anticipated Earnings Per Share Dilution for the
        Three Months Ended September 30, 2005

                            Dilution to Earnings Per
                              Share Range - Diluted
                            ------------------------
      U.S. GAAP measure          $0.06 to $0.07
  Adjustments to exclude the
   effects of amortization
     of intangible assets
    acquired, write-off of
    IPR&D and compensation
      expense, net of tax                     $0.04
                            ------------------------
       Adjusted figures          $0.02 to $0.03
                            ========================
  Anticipated Earnings Per Share Dilution for the
        Three Months Ended December 31, 2005

                            Dilution to Earnings Per
                              Share Range - Diluted
                            ------------------------
      U.S. GAAP measure          $0.05 to $0.06
  Adjustments to exclude the
   effects of amortization
     of intangible assets
   acquired and compensation
      expense, net of tax                     $0.03
                            ------------------------
       Adjusted figures          $0.02 to $0.03
                            ========================

Anticipated Earnings Per Share Dilution for the Six
               Months Ended June, 2006

                            Dilution to Earnings Per
                              Share Range - Diluted
                            ------------------------
      U.S. GAAP measure          $0.11 to $0.12
  Adjustments to exclude the
   effects of amortization,
     of intangible assets
   acquired and compensation
      expense, net of tax                     $0.06
                            ------------------------
       Adjusted figures          $0.05 to $0.06
                            ========================

    CONTACT: Citrix Systems, Inc.
             Investor inquiries:
             Jeff Lilly, 954-267-2886
             jeff.lilly@citrix.com
             or
             Media inquiries:
             Eric Armstrong, 954-267-2977
             eric.armstrong@citrix.com
             or
             A&R Partners
             Eric Jones, 212- 905-6154
             ejones@arpartners.com
             or
             NetScaler, Inc.
             John Oh, 408-678-1722
             joh@netscaler.com